SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): April 2, 2004


                         Commission File Number 0-29351

                               HYBRID FUELS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


               NEVADA                                      88 0384399
               ------                                      -----------
 (State of incorporation or organization)  (I.R.S. Employer Identification No.)



              237 Main Street, Box 880, Niverville, Manitoba R0A1E0
             (Address of principal executive offices) (Postal Code)


       Registrant's telephone number, including area code: (888) 550-2333




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Item 6. Resignations of Registrant' s Directors

On April 8, 2004, Hybrid Fuels Inc., issued a press release announcing a change in its Directors and Officers. A copy of the press release is attached as
Exhibit 99.

Item 7. Financial Statements and Exhibits

(c) Exhibit 99 - Press Release dated April 8, 2004




Signature

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


HYBRID FUELS, INC.

By: /s/  Paul Warkentin
--------------------------------
Name:    Paul Warkentin
Title:   President/CEO/Director


Dated:   April 8, 2004





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